Exhibit 99.4

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

ITEM 1: IDENTITY OF THE PERSON PROVIDING THIRD PARTY DUE DILIGENCE SERVICES

Legal Name: Infinity International Processing Services. Inc. DBA Infinity IPS

Business Name (if Different):

Principal Business Address: 15310 Amberly Drive, Suite 250 Tampa Florida 33647

ITEM 2: IDENTITY OF THE PERSON WHO PAID THE PERSON TO PROVIDE DUE DILIGENCE SERVICES

Legal Name: Rithm Capital Corp.

Business Name (If Different):

Principal Business Address: 799 Broadway, 9th Floor, New York, NY 10003

ITEM 3: CREDIT RATING CRITERIA

Identity of NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 2, 2025

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of the Person Identified in Item 1: Infinity International Processing Services, Inc. DBA Infinity IPS

By: Chandresh Mehta, Chief Executive Officer

Signature: _________________________

Date: ____________________________

ITEM 4: DESESCRIPTION OF THE DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

Infinity IPS, Inc. (“Infinity”) performed due diligence services as described below (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Rithm Capital Corp. (“Client”) and were reviewed by Infinity on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client.

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The Review population is comprised of one hundred and twenty (120) mortgage loans that were originally reviewed in June 2024.

(2) Sample size of the assets reviewed.

The mortgage loan review was broken down into the following review scopes:

▪	“Compliance Review”	120 Mortgage Loans
▪	“Credit Review”	0 Mortgage Loan
▪	“Property Review”	0 Mortgage Loan
▪	“Data Integrity”	120 Mortgage Loans

(3) Determination of the sample size and computation.

Infinity is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by Infinity.

(4) Quality or integrity of information or data about the assets: review and methodology.

For one hundred and twenty (120) mortgage loans, Infinity compared data fields on the data tape provided by Client to the data found in the actual file as captured by Infinity. This comparison, when data was available, included the following data fields:

Last Name	Loan Amount	Negative Amortization Flag	Sale Price
First Name	First Payment Date	IO Term	LTV
Occupancy	Original Rate	PP Terms	CLTV
Purpose	Original P&I	PP Months	Note Date
Address	Interest Only Flag	Next Rate Change Date	Current P&I
City	Margin	First Payment Change Date	Rate Index
State	1st Rate Change Date	Next Payment Change Date	Amortization Term
Zip	Prepay Months	Reset Frequency	Deferred Balance
Documentation Type	Next Due Date	Rounding Code	Balloon Flag
Lien Position	Property Units	Look back Period	Borrower SSN
Credit Score	Maturity Date	Initial Roll Cap	Co-Borrower SSN
DTI	Mod Flag	Periodic Rate Cap
Property Type	Mod Date	Life Rate Cap
Appraised Value	Current Rate	Life Rate Floor

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not Applicable

(6) Value of collateral securing the assets: review and methodology.

Not Applicable

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Infinity completed a Compliance Review on one hundred and twenty (120) mortgage loans. Please be advised that Infinity did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Infinity are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Infinity is relying in reaching such findings.

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Please be further advised that Infinity does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Infinity do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Infinity. Information contained in any Infinity report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Infinity to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Infinity are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Infinity does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Infinity.

Infinity reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

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b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, Infinity reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, Infinity’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

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h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

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iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

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vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

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b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

Infinity reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). Infinity determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Infinity notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Infinity notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Infinity reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Infinity reviews the mortgage loan to determine whether, based on available information in the file, if the mortgage loan satisfied (i), (ii) and

(iii) in the preceding paragraph. In addition, Infinity reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Infinity then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Infinity then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of non-QM compliant or non-compliant.

General Ability to Repay

Infinity reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

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Infinity reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Infinity does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. Infinity’s review is based on information contained in the mortgage loan file at the time it is provided to Infinity to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

Infinity noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time Infinity reviewed the mortgage loans and thus have not yet been recorded. Infinity verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

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As part of the portion of the Review described in this section, Infinity will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

Infinity confirmed that the appraiser and the appraisal made by such appraiser both satisfied the pr industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, Infinity accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

Infinity reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

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ITEM 5: SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The nationally recognized statistical rating organization (“NRSRO”) criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the ABS Due Diligence 15E, Fitch Ratings, Inc. (“Fitch”).

OVERALL RESULTS SUMMARY (120 MORTGAGE LOANS)

Infinity’s review to NRSRO grading requirements covers one hundred and twenty (120) mortgage loans. Within those mortgage loans, Infinity graded one hundred and twenty (120) mortgage loans as “B”.

Fitch Grade	# of Loans
	Compliance	Credit	Property	Overall
A	0	Not Applicable	Not Applicable	0
B	120	Not Applicable	Not Applicable	120
C	0	Not Applicable	Not Applicable	0
D	0	Not Applicable	Not Applicable	0

Fitch Grade	% of Loans
	Compliance	Credit	Property	Overall
A	0.00%	Not Applicable	Not Applicable	0.00%
B	100.00%	Not Applicable	Not Applicable	100.00%
C	0.00%	Not Applicable	Not Applicable	0.00%
D	0.00%	Not Applicable	Not Applicable	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY (120 MORTGAGE LOANS)

Of the one hundred and twenty (120) mortgage loans reviewed, 119 (99.17%) mortgage loans had tape discrepancies across forty-five (45) unique data fields.

Field Label	# of Variances	# of Loans	% of Loans
Amortized Remaining Term	98	120	81.67%
Amortized Term (Calculated)	3	120	2.50%
Any Borrowers Foreign National Indicator	75	120	62.50%
ARM Index Margin Percent	1	120	0.83%
ARM Interest Rate Rounding Factor	4	120	3.33%
ARM Lifetime Floor Percent	6	120	5.00%
Balloon Indicator	6	120	5.00%
Borrower #2 First Name	4	120	3.33%
Borrower #2 Last Name	82	120	68.33%
Borrower First Name	13	120	10.83%
Borrower Last Name	10	120	8.33%
Did a Modification Change Note Terms?	6	120	5.00%
Escrow Account Indicator	9	120	7.50%

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First Pay Change Date	5	120	4.17%
First Payment Date	30	120	25.00%
First Rate Change Date	6	120	5.00%
Interest Only Expiration Date	28	120	23.33%
Interest Only Period?	3	120	2.50%
Loan Amortization Type	24	120	20.00%
Loan Original Maturity Term Months	37	120	30.83%
Mtg Insurance Doc Status MI Cert in File?	105	120	87.50%
Neg. Amort Potential?	70	120	58.33%
Next Pay Change Date	11	120	9.17%
Next Rate Change Date	13	120	10.83%
Number of Signatures on Note	1	120	0.83%
Number Of Units	4	120	3.33%
Original Appraisal Date	95	120	79.17%
Original Appraised Value	82	120	68.33%
Original Balance (or Line Amount)	24	120	20.00%
Original CLTV Ratio Percent	111	120	92.50%
Original Note Doc Date	12	120	10.00%
Original Standard LTV (OLTV)	117	120	97.50%
Original Stated P&I	5	120	4.17%
Original Stated Rate	45	120	37.50%
Property Address Street	71	120	59.17%
Property City	3	120	2.50%
Property Postal Code	1	120	0.83%
Purpose of Refinance Per HUD-1	5	120	4.17%
Purpose of Transaction per HUD-1	3	120	2.50%
Purpose Per Application	2	120	1.67%
Rate Adjustment Subsequent Cap Percent	11	120	9.17%
Servicing Look Back Days	5	120	4.17%
Stated Maturity Date	50	120	41.67%
Stated Remaining Term	38	120	31.67%
Subject Property Type	4	120	3.33%

ADDITIONAL LOAN POPULATION SUMMARY (120 MORTGAGE LOANS)

* Total may not sum to total due to rounding.

Amortization Type	# of Loans	% of Loans	Original Balance	% of Original Balance
Fixed	68	56.67%	$7,179,149.14	60.19%
ARM	52	43.33%	$4,748,724.00	39.81%
Total	120	100.00%	$11,927,873.14	100.00%

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Lien Position	# of Loans	% of Loans	Original Balance	% of Original Balance
1	120	100.00%	$11,927,873.14	100.00%
Total	120	100.00%	$11,927,873.14	100.00%

Loan Purpose	# of Loans	% of Loans	Original Balance	% of Original Balance
Cash Out: Debt Consolidation	27	22.50%	$2,662,260.24	22.32%
Cash Out: Home Improvement/Renovation	2	1.67%	$263,133.38	2.21%
Cash Out: Other/Multi- purpose/Unknown purpose	49	40.83%	$4,629,070.03	38.81%
Limited Cash-Out (GSE Definition)	1	0.83%	$94,797.17	0.79%
First Time Home Purchase	10	8.33%	$1,023,410.00	8.58%
Rate/Term Refinance -- Borrower initiated	7	5.83%	$733,611.46	6.15%
Construction to Permanent	1	0.83%	$62,050.00	0.52%
Other	19	15.83%	$1,723,366.86	14.45%
Unavailable	4	3.33%	$736,174.00	6.17%
Total	120	100.00%	$11,927,873.14	100.00%

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Original Amortization Term	# of Loans	% of Loans	Original Balance	% of Original Balance
169 Months	1	0.83%	$155,000.00	1.30%
174 Months	1	0.83%	$78,131.19	0.66%
180 Months	1	0.83%	$86,456.70	0.72%
198 Months	1	0.83%	$77,487.79	0.65%
240 Months	2	1.67%	$107,353.73	0.90%
288 Months	1	0.83%	$30,374.69	0.25%
300 Months	4	3.33%	$431,051.82	3.61%
336 Months	1	0.83%	$94,797.17	0.79%
359 Months	2	1.67%	$177,200.00	1.49%
360 Months	104	86.67%	$10,492,020.05	87.96%
480 Months	1	0.83%	$66,000.00	0.55%
Blank	1	0.83%	$132,000.00	1.11%
Total	120	100.00%	$11,927,873.14	100.00%

Occupancy	# of Loans	% of Loans	Original Balance	% of Original Balance
Primary	117	97.50%	$11,672,123.14	97.86%
Investor	3	2.50%	$255,750.00	2.14%
Total	120	100.00%	$11,927,873.14	100.00%

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